Exhibit 99.2

May 2019 © 2019, Iovance Biotherapeutics, Inc. Corporate Presentation

This presentation contains “forward - looking statements” of Iovance Biotherapeutics, Inc. (hereinafter referred to as the “Compan y,” “we,” “us,” or “our”). We may, in some cases, use terms such as “predicts,” “believes,” “potential,” “continue,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “ma y,” “could,” “might,” “will,” “should” or other words that convey uncertainty of future events or outcomes to identify these forward - looking statements. The forward - looking statements include, b ut are not limited to, risks and uncertainties relating to the success, timing, projected enrollment, manufacturing capabilities, and cost of our ongoing clinical trials and anticipate d c linical trials for our current product candidates (including both Company - sponsored and collaborator - sponsored trials in the U.S. and Europe), such as statements regarding the timing of ini tiation and completion of these trials or cohorts within these trials; the timing of and our ability to obtain and maintain U.S. Food and Drug Administration (“FDA”) or other regulat ory authority approval of, or other action with respect to, our product candidates; the strength of Company’s product pipeline; the successful implementation of the Company’s research and d eve lopment programs and collaborations; the success of the Company’s manufacturing, license or development agreements; the acceptance by the market of the Company’s product candida tes , if approved; and other factors, including general economic conditions and regulatory developments, not within the Company’s control. The factors discussed herein could cause a ctu al results and developments to be materially different from those expressed in or implied by such statements. Actual results may differ from those set forth in this presentation due to the risks and uncertainties inherent in the Company’s business, including, without limitation: the FDA may not agree with the Company’s interpretation of the results of its clinic al trials; later developments with the FDA that may be inconsistent with already completed FDA meetings; the preliminary clinical results, including efficacy and safety results, fr om ongoing Phase 2 studies described above may not be reflected in the final analyses of these trials including new cohorts within these trials; the results obtained in the Compan y’s ongoing clinical trials, such as the studies and trials referred to in this presentation, may not be indicative of results obtained in future clinical trials or supportive of product approva l; regulatory authorities may potentially delay the timing of FDA or other regulatory authority approval of, or other action with respect to, the Company’s product candidates (specifically, t he Company’s description of FDA interactions are subject to FDA’s interpretation, as well as FDA’s authority to request new or additional information); the Company may not be able to ob tai n or maintain FDA or other regulatory authority approval of its product candidates; the Company’s ability to address FDA or other regulatory authority requirements relating to its cl ini cal programs and registrational plans, such requirements including, but not limited to, clinical and safety requirements as well as manufacturing and control requirements; risks rela ted to the Company’s accelerated FDA review designations; the ability of the Company to obtain and maintain intellectual property rights relating to its product pipeline; and the acceptan ce by the market of the Company’s product candidates and their potential reimbursement by payors, if approved. For more detailed information about the risks and uncertainties that could cause actual results to differ materially from tho se implied by, or anticipated in, these forward - looking statements, please refer to the Risk Factors section of the Company’s Annual Report on Form 10 - K and subsequent updates that may be contained in the Company’s Quarterly Reports on Form 10 - Q and current reports on Form 8 - K on file with the SEC. Forward - looking statements speak only as to the date they are m ade. Except as required by law, the Company does not undertake to update forward - looking statements to reflect circumstances or events that occur after the date the forward looking statements are made. This presentation does not constitute an offer to sell or buy securities, and no offer or sale will be made in any state or jurisdiction in which such o ffe r or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. © 2019, Iovance Biotherapeutics , Inc. 2 Forward Looking Statements

Manufacturing Development, Clinical Program Establishment Commercialization (1) Rosenberg, S. A., et al . Clinical Cancer Research, 2011, 17, 4550 (2) Goff, S. L. et al. Journal of Clinical Oncology , 2016, 34(20), 2389 - 2397 FDA Orphan Drug Designation for l ifileucel in malignant melanoma 2015 First patient dosed for Gen 1 l ifileucel in melanoma Gen 2 manufacturing developed and transferred to CMOs 2016 Efficacy d ata from Gen 2 proprietary, centralized and commercial process presented Head & Neck and Cervical studies began FDA Fast Track designation for l ifileucel in melanoma received Partnership with MD Anderson on multiple solid tumors Partnership with Ohio State University for PBL in hematological malignancies 2017 European sites activated for Melanoma & Cervical FDA RMAT designation for l ifileucel in advanced melanoma received FDA End - of - Phase 2 meeting for l ifileucel held L ifileucel Cohort 2 clinical data showed 38% ORR in 47 patients , Median DOR: 6.4 months, DCR: 77% in with average 3.3 prior lines of therapy 2018 Complete enrollment for registrational C ohort 4 in melanoma BLA submission for l ifileucel 2020 Discovery 2011 TIL therapy conducted by Steven Rosenberg/NCI published results showing: 56% ORR (1) and 24% CR rate in melanoma patients, with durable CRs as an early line therapy (2) 2019 First patient dosed for melanoma registrational trial FDA Fast Track designation in cervical Interim data at ASCO for melanoma showed 38% ORR and cervical 44% ORR Determine registration path for cervical Initiate building US manufacturing facility for commercial supply File IND for PBL in CLL © 2019, Iovance Biotherapeutics , Inc. Leveraging Tumor Infiltrating Lymphocyte ( TIL) to Address Unmet Need 3

Manufacturing Development, Clinical Program Establishment Commercialization (1) Rosenberg, S. A., et al . Clinical Cancer Research, 2011, 17, 4550 (2) Goff, S. L. et al. Journal of Clinical Oncology , 2016, 34(20), 2389 - 2397 FDA Orphan Drug Designation for l ifileucel in malignant melanoma 2015 First patient dosed for Gen 1 l ifileucel in melanoma Gen 2 manufacturing developed and transferred to CMOs 2016 Efficacy d ata from Gen 2 proprietary, centralized and commercial process presented Head & Neck and Cervical studies began FDA Fast Track Status for l ifileucel in melanoma received Partnership with MD Anderson on multiple solid tumors executed Partnership with Ohio State University for PBL in hematological malignancies initiated 2017 European sites activated for Melanoma & Cervical FDA RMAT designation for l ifileucel in advanced melanoma received FDA End - of - Phase 2 Meeting for l ifileucel held L ifileucel Cohort 2 clinical data showed 38% ORR in 47 patients , Median DOR: 6.4 months, DCR: 77% in with average 3.3 prior lines of therapy 2018 Complete enrollment for registrational cohort in melanoma BLA submission for l ifileucel 2020 Discovery 2011 TIL therapy conducted by Steven Rosenberg/NCI published results showing: 56% ORR (1) and 24% CR rate in melanoma patients, with durable CRs as an early line therapy (2) 2019 Begin enrollment for melanoma registrational cohort Discuss registration path for cervical Initiate building US manufacturing facility for commercial supply Move TIL into earlier lines of therapy by combining with anti - PD/L - 1 antibodies in CPI - naïve population File IND for PBL in CLL © 2019, Iovance Biotherapeutics , Inc. Leveraging Tumor Infiltrating Lymphocyte (TIL) to Address Unmet Need 4 2017: Efficacy d ata from Gen 2 proprietary, centralized and commercial process generated and presented Key Highlights 2018: Lifileucel Cohort 2 data showed 38% ORR in 47 patients , Median DOR: 6.4 months, DCR: 77% in patients with average 3.3 prior lines of therapy 2019: Enrolling for melanoma registrational C ohort 4 (fast to market registration plan) Interim data update at ASCO: Melanoma Cohort 4 showed 38 % ORR in 55 patients Cervical showed 44 % ORR in 27 patients FDA End - of - Phase 2 meeting for lifileucel held FDA agreed with the single arm r egistration plan

© 2019, Iovance Biotherapeutics, Inc. Leading cell therapy company focused on treatment of solid tumors Investment Highlights 5 Large market opportunity and strong unmet need Potential to be the first cell therapy approved for solid tumors starting in melanoma Efficient and scalable proprietary manufacturing • Initial focus in post - checkpoint solid tumors • Expansion into combinations and earlier lines of therapy • Four company - sponsored programs in melanoma, cervical, head & neck, basket study in CPI naive • Accelerated path to approval in melanoma • First patient dosed in pivotal trial for melanoma and BLA filing expected 2H 2020 • RMAT, Orphan Drug, and Fast Track designations in melanoma • Fast Track designation in cervical cancer • Demonstrated U.S. and E.U. capacity with contract manufacturers • Building Iovance manufacturing facility • Rapid 22 - day Gen 2 manufacturing with >90% success rate • 100+ patients treated with Iovance proprietary process • Investigator - led programs to evaluate additional solid tumors or new combinations • Touch points with institutions including NIH/NCI, Moffitt Cancer Center, MD Anderson, Roswell Park, and Ohio State University Broad platform and wide applications explored through partnerships

Leverages and enhances the body’s natural defense against cancer using a patient’s own Tumor Infiltrating Lymphocytes , or TIL • Polyclonal : Can recognize multiple neoantigens • Effective in solid tumors which are heterogeneous • Available data in melanoma, cervical, head & neck, and lung cancers • Individualized : TIL of each patient is specific and private with almost no overlap of uCDR3 between patients (1) • Persistence : 100% of patients had TIL persisting at Day 42 (1) • Immunological memory : Potentially no additional maintenance therapy after infusion • Responses seen in both treatment naïve and refractory melanoma patients, including checkpoint refractory • Complete responses observed in cervical cancer patients, maintained at 53 and 67 months (2) © 2019, Iovance Biotherapeutics, Inc. 6 Highly Individualized, Specific, and Potent Attack Against Cancer (1) Gontcharova, et al ., Persistence of cryopreserved tumor - infiltrating lymphocyte product lifileucel (LN - 144) in C - 144 - 01 study of advanced metastat ic melanoma, AACR 2019, Abstract #LB - 069 (2) Stevanovic , et al ., Treatment of Metastatic Human Papiliomavirus - Associated Epithelial Cancers with Adoptive Transfer of Tumor - Infiltrating T Cells, ASCO 2018, Abstract #3004

© 2019, Iovance Biotherapeutics , Inc. Competitive Advantages of TIL in Solid Tumors 7 CHECKPOINTS TCR CAR - T (LIQUID TUMORS) TIL (SOLID TUMORS) Target multiple tumor antigens Target only single tumor antigen Mainly target only single/ surface tumor antigen Target multiple tumor antigens Long maintenance period One - time treatment One - time treatment One - time treatment Utility in several solid tumors Few solid tumors treated so far No examples of successful utility in solid tumors Available data in: melanoma, cervical, head & neck and lung cancers Potential l ong - term irreversible toxicities Potential o n - target, off - tissue effects Potentially immunogenic: cytokine release syndrome Minimal chance of unpredicted on - target, off - tissue effects found to date Off - the - shelf Autologous Autologous Autologous TIL target a diverse array of cancer antigens; we believe this approach represents a highly differentiated, customized, and targeted immunotherapy

EXCISE: Patient’s tumor is removed via surgical resection of a lesion EXTRACT: Tumor is fragmented and placed in media for TIL to leave the tumor and enter media EXPAND: TIL expanded via IL - 2 + OKT3 exponentially ex vivo to yield 10 9 – 10 11 TIL PREPARE & INFUSE : Patient receives non - myeloablative lymphodepletion and is infused with their expanded TIL and IL - 2 © 2019, Iovance Biotherapeutics , Inc. Developed Centralized, Scalable, and Efficient GMP Manufacturing 8 Co - culture TIL and feeder cells for expansion ex vivo Courier from clinical site Courier to clinical site for infusion Harvest and cryopreserved TIL infusion product Process time: 22 days

Manufacturing Multiple layers of patent applications filed for Gen 2 TIL products • Iovance is pursuing claims covering cryopreserved TIL products, manufacturing processes and methods of treatment • Includes three recently granted U.S. patents for methods of treatment in a broad range of cancers, including combinations with PD - 1 antibodies and one additional patent relating to Gen 2 recently allowed • U.S. Patent No. 10,166,257 • U.S. Patent No. 10,130,659 • U.S. Patent No. 10,272,113 Advanced technologies Patent applications filed for a wide range of TIL technologies including • Marrow infiltrating and peripheral blood lymphocyte therapies • Use of costimulatory molecules in TIL therapy • Stable and transient genetically - modified TIL therapies • Patient subpopulations for TIL therapies © 2019, Iovance Biotherapeutics, Inc. Broad, Iovance - Owned IP Around TIL Therapy 9

(1) https://seer.cancer.gov Solid Tumor Indication Deaths (1) New Cases (1) Melanoma 9,320 91,270 Cervix Uteri 4,170 13,240 Oral Cavity, Pharynx & Larynx 13,740 64,690 Lung & Bronchus 154,050 234,030 Bladder 17,240 81,190 Breast 41,400 268,670 Pancreatic 44,330 55,440 Brain & Other Nervous System 16,830 23,880 90% of all cancer cases are solid tumors 1.6M New cases of solid tumors in the U.S. (1) Potential market for early lines in combo with standard of care Potential to address unmet need in late lines of treatment Expand into other indications Move into earlier line of therapy © 2019, Iovance Biotherapeutics, Inc. Significant Market Potential in Solid Tumors 10

Company sponsored studies Select investigator sponsored proof - of - concept studies Lifileucel innovaTIL - 01 Melanoma 164 — LN - 145 innovaTIL - 04 Cervical cancer 59 — LN - 145 C - 145 - 03 Head & neck cancer 47 — Lifileucel + pembrolizumab LN - 145 + pembrolizumab LN - 145 IOV - COM - 202 Melanoma Head & neck Non - small cell lung 36 — MDA TIL NCT03610490 Ovarian, sarcomas, pancreatic ~54 LN - 145 NCT03449108 Ovarian, sarcomas ~54 LN - 145 + pembrolizumab NCT 03935347 Bladder cancer 12 Regimen Trial Indication N Partner Phase 1 Phase 2 Pivotal © 2019, Iovance Biotherapeutics , Inc. Current Clinical Pipeline and Select Collaboration Studies 11

InnovaTIL - 01: Lifileucel in Patients with Advanced Melanoma • Patient demographics: • N=55 • Mean of 3.1 prior therapies including anti - PD1 • Adverse events resolved to baseline 2 weeks post TIL infusion • Efficacy • ORR : 38% (2 CR, 18 PR, 1 uPR ) • DCR : 76% © 2019, Iovance Biotherapeutics, Inc. ASCO Abstract Interim Update (May 2019) 12 Authors : Amir Jazaeri et al. Abstract Number : 2538 Date/Time : Saturday, June 1, 8:00 a.m. - 11:00 a.m. Authors : Amod Sarnaik et al. Abstract Number : 2518 Date/Time : Poster display Saturday, June 1, 8:00 a.m. - 11:00 a.m.; poster discussion 1:15 p.m. - 2:45 p.m. InnovaTIL - 04: LN - 145 in Patients with Advanced Cervical Cancer • Patient demographics: • N=27, patients all treated with Gen 2 TIL product • Mean of 2.6 prior therapies • Adverse events consistent with the underlying disease and lymphodepletion and IL - 2 regimens • Efficacy • ORR : 44% (1 CR, 9 PR, 2 uPR ) • DCR : 89%

© 2019, Iovance Biotherapeutics, Inc. Metastatic Melanoma

(1) https://seer.cancer.gov (2) Decision Resources Group – Disease Landscape and Forecast for Malignant Melanoma - Reprinted with permission. ©2018 DR/Decision Resources, LLC (3) Keynote - 37 Trial Results (4) Global Burden of Disease Cancer Collaboration, Global, Regional, and National Cancer Incidence, Mortality, Years of Life Lost, Years Lived With Disability, and Disability - Adjusted Life - years for 29 Cancer Groups, 1990 to 2016: A Systematic Analysis for the Global Burden of Disease Study. JAMA Oncol. 2018 Nov 1;4(11):1553 - 1568. doi : 10.1001/jamaoncol.2018.2706 © 2019, Iovance Biotherapeutics, Inc. Potential Market for Metastatic Melanoma 14 • Estimated 9,320 U.S. patients deaths due to melanoma in 2018 (1) • Limited options after progression on checkpoint and BRAF/MEK inhibitors: • 6,282 U.S. patients are on 2 nd line therapy (2) • 4,950 U.S. patients are on 3 rd and 4 th line of therapy (2) • TIL is available as a 2 nd line for those who are BRAF WT (3 rd line if BRAF mutant) Metastatic Melanoma Facts BRAF positive patients treated with BRAF/MEK inhibitors ORR 4 - 10 % Retreatment with checkpoint inhibitors or chemotherapy post progression on anti - PD1 and BRAF/MEK (3) New Cases WW each year (4) 282k 91k Diagnoses in U.S. each year (1) 62k 9k Deaths WW each year (4) Deaths in U.S. each year (1) Available care: immuno - therapy as first line option

Phase 2, multicenter study to assess the efficacy and safety of autologous Tumor Infiltrating Lymphocytes (lifileucel) for treatment of patients with metastatic melanoma (NCT02360579) Endpoints: • Primary: Efficacy defined as investigator ORR • Secondary: Safety and efficacy Study Updates: • October 2018: Cohort 2 data for 47 patients at SITC • March 2019: Cohort 4 (pivotal trial) first patient dosed • May 2019: Topline data on 55 patients in ASCO abstract • June 2019: Full Cohort 2 data will be presented at ASCO InnovaTIL - 01: Phase 2 Study Design 15 Cohort 1: Non - cryopreserved TIL product (Gen 1) N=30 Closed to enrollment Cohort 2: Cryopreserved TIL product (Gen 2) N=60 Closed to enrollment Cohort 3: TIL re - treatment N=10 Cohort 4 (Pivotal): Cryopreserved TIL product (Gen 2) N=75 First patient dosed Unresectable or metastatic melanoma treated with 1 systemic prior therapy including a PD - 1 blocking antibody and if BRAF V600 mutation positive, a BRAF or BRAF/MEK © 2019, Iovance Biotherapeutics , Inc.

Baseline Demographics N= 47 (%) Prior therapies Mean # prior therapies (min, max) 3.3 (1 - 9) Anti - PD - 1 47 (100) Anti - CTLA - 4 37 (79) BRAF/MEK 12 (26) Target lesions sum of diameter (mm) Mean (SD) 112 (73) Min, Max 17, 343 Baseline LDH (U/L) Median 246 1 - 2 times ULN 12 (26) > 2 times ULN 7 (15) Number of target & non - target lesions (at baseline) >3 37 (79) Mean 6 Key inclusion criteria: • Measurable metastatic melanoma and ≥ 1 lesion resectable for TIL generation • Progression on at least one prior line of systemic therapy including immune checkpoint inhibitor or a BRAF or BRAF/MEK • Age ≥ 18 • ECOG PS 0 - 1 Endpoints: • Primary: efficacy defined as ORR by investigator per RECIST 1.1 • Secondary: safety and efficacy Study updates: • Cohort 2 fully enrolled • Data readout on 47 patients at SITC • Data readout on full Cohort 2 patients at ASCO © 2019, Iovance Biotherapeutics , Inc. 16 InnovaTIL - 01: Cohort 2 Interim Update at SITC 2018 COHORT 2 “This is a heavily pre - treated cohort. There are usually pre - treated patients with only 1 line of therapy, but these patients in cohort 2 have on average 3.3 prior lines. Given there are no 2L/3L standard of care treatments, these patients got every treatment, and then some.” Dr. Diwakar Davar Assistant Professor, Hillman Cancer Center

© 2019, Iovance Biotherapeutics , Inc. Frequency of AEs over time is reflective of potential benefit of one time treatment with TIL (lifileucel) Adverse Events Tend to be Early and Transient 17 (1) Treatment - Emergent Adverse Events refer to all AEs starting on or after the first dose date of TIL up to 30 days Patients with multiple events for a given preferred term are counted only once using the maximum grade under each preferred t erm . Safety terms which describe the same medical condition were combined. PREFERRED TERM Cohort 2 (N=47) Any Grade n (%) Grade 3/4 n (%) Grade 5 n (%) Patients reporting at least one Treatment - Emergent Adverse Events (1) 47(100) 45 (95.7) 2 (4.3) Thrombocytopenia 42 (89.4) 38 (80.9) 0 Chills 36 (76.6) 3 (6.4) 0 Neutropenia 29 (61.7) 25 (53.2) 0 Febrile neutropenia 28 (59.6) 25 (53.2) 0 Anemia 27 (57.4) 22 (46.8) 0 Pyrexia 25 (53.2) 7 (14.9) 0 Hypophosphatemia 23 (48.9) 17 (36.2) 0 Leukopenia 21 (44.7) 20 (42.6) 0 Fatigue 17 (36.2) 0 0 Hypotension 17 (36.2) 4 (8.5) 0 Lymphopenia 17 (36.2) 17 (36.2) 0 Tachycardia 15 (31.9) 1 (2.1) 0 Lifileucel Treatment - Emergent Adverse Events (≥ 30%) Adverse Events Over Time COHORT 2

Responses N=47 (%) Objective Response Rate 18 (38%) Complete Response 1 (2%) Partial Response (PR + uPR (1) ) 17 (36%) Stable Disease 18 (38%) Progressive Disease 7 (15%) Non - Evaluable 4 (9%) Disease Control Rate 36 ( 77%) (1) Only one patient is uPR due to not having reached the follow on assessment as of end Dec 2018 • In heavily pretreated metastatic melanoma patients, preliminary efficacy is notable for: • ORR 38% (3.3 prior lines of therapy) vs. standard of care chemotherapy has ~10% ORR (in 2 nd line) • Median DOR is 6.4 months , range 1.3+ to 14+ • Single treatment of TIL led to DCR of 77% in late stage metastatic patients • Mean number of TIL cells infused: 26 x 10 9 • Median number of IL - 2 doses administered was 6.0 as per protocol © 2019, Iovance Biotherapeutics , Inc. 18 Potentially Efficacious Treatment for Patients with Limited Options COHORT 2

© 2019, Iovance Biotherapeutics , Inc. Lifileucel time to response and current duration of for evaluable patients (partial response or better) Responders Previously Progressed on Checkpoint Inhibitors 19 (1) BOR is best overall response on prior anti - PD - 1 immunotherapy (2) U: unknown best overall response on prior anti - PD - 1 immunotherapy COHORT 2

© 2019, Iovance Biotherapeutics , Inc. 20 TIL Therapy Provides Deep Responses (1) Per RECIST 1.1, two patients (31,33) had BOR of SD: met PR criteria at Day 42 and PD at Day 84 due to new lesions COHORT 2 Lifileucel best overall response rate (1) • 72% of patients had a reduction in tumor burden • Median study follow up is 6.0 months • All assessments are by RECIST 1.1 • Responses are deep – nearly all responders are greater than 30%

© 2019, Iovance Biotherapeutics , Inc. 21 Cohort 4 is a Pivotal Single - Arm Registrational Trial Cohort 4 (Pivotal): Cryopreserved TIL product (Gen 2) N=75 Per FDA interaction COHORT 4 Key inclusion criteria: • Measurable metastatic melanoma and ≥ 1 lesion resectable for TIL generation • Progression on at least one prior line of systemic therapy including immune checkpoint inhibitor and if BRAF V600 mutation positive, BRAF or BRAF/MEK targeted therapy Endpoints: • Primary: efficacy defined as ORR by BIRC • Secondary: safety and efficacy Study updates: • Confirmed with FDA that a randomized Phase 3 study is not feasible in advanced melanoma post - CPI • FDA has acknowledged acceptability of single - arm data for registration • March 2019: First patient dosed

© 2019, Iovance Biotherapeutics , Inc. 2L/3L melanoma treatment has no current standard of care Late Stage (2L/3L) Melanoma Treatment Development Efforts 22 (1) Ascierto P et al ., ESMO 2017 (2) Idera Pharmaceuticals Results Dec 14, 2018 (3) Milhem M et al., AACR 2018 (4) DVAX Corp Pres, Jan 10, 2019 (5) Ramalingam et al ., AACR 2019 (6) Buchbinder EI et al ., JCO 2017 Agent ORR % ( N) Current Development Status Prior Lines of Tx Patient Characteristics Combination with anti - PD - 1 Checkpoints LAG - 3 + nivo (BMS) 12% (N=61) (1) Multiple 1L studies 1+ All comers, ECOG ≤2 • LAG - 3 expression ≥1% (N=33) ORR=18%; • LAG - 3 expression <1% (N=22) ORR=5% TLR9 agonists, HDAC IMO - 2125 ( Idera ) + ipi 29% (N=34) (2) Phase 3 , post - PD - 1 melanoma ILLUMINATE 204 1 - 3 ECOG ≤1, intratumoral injection CMP - 001 ( CheckMate ) + pembro 22% (N=69) (3) Phase 1b 1+ ECOG ≤1, intratumoral injection SD - 101 ( Dynavax ) + pembro 21% (N=29) (4) Phase 1b/2 1+ ECOG ≤1 Entinostat ( Syndax ) + pembro 19% (N=53) (5) ENCORE 601 1+ ECOG ≤1 Single Agent Checkpoints TIGIT, TIM - 3 Unknown Phase 1/2 Cytokines HD IL - 2 8% (N=9) (6) 1+ HD IL - 2 post PD - 1 Other TIL 38% (N=55) Phase 2, continuing to enroll pivotal trial 3 All post - anti - PD1

© 2019, Iovance Biotherapeutics, Inc. Cervical Cancer

(1) Global Burden of Disease Cancer Collaboration, Global, Regional, and National Cancer Incidence, Mortality, Years of Life Lost, Years Lived With Disability, and Disability - Adjusted Life - years for 29 Cancer Groups, 1990 to 2016: A Systematic Analysis for the Global Burden of Disease Study. JAMA Oncol. 2018 Nov 1;4(11):1553 - 1568. doi : 10.1001/jamaoncol.2018.2706 (2) https://seer.cancer.gov/ (3) https://www.merck.com/product/usa/pi_circulars/k/keytruda/keytruda_pi.pdf (4) Weiss, et al ., A phase II trial of carboplatin for recurrent or metastatic squamous carcinoma of the uterine cervix: A Southwest Oncology Group Study For PD - L1 + patients, post - chemo receiving Keytruda (3) ORR 14.3 % Available Care for chemotherapy in 2L cervical patients 13% (4) New Cases WW each year (1) 511k 13k Diagnoses in U.S. each year (2) 247k 4k Deaths WW each year (1) Deaths in U.S. each year (2) Available care: Chemo - therapy as first line option © 2019, Iovance Biotherapeutics, Inc. Potential Market for Cervical Cancer 24 “TIL immunotherapy with LN - 145 is literally redefining what is treatable and potentially curable in advanced metastatic chemo - refractory cervical cancer. Patients who only two years ago would be facing hospice as their only alternative now have access to this potentially life extending new treatment. This is the most exciting news in this field in decades.” Amir Jazaeri , M.D. Director of the Gynecologic Cancer Immunotherapy Program in the Department of Gynecologic Oncology and Reproductive Medicine at MD Anderson Cervical Cancer Facts

Phase 2, multicenter study to evaluate the efficacy and safety of autologous Tumor Infiltrating Lymphocytes (LN - 145) in patients with recurrent, metastatic or persistent cervical carcinoma (NCT03108495) © 2019, Iovance Biotherapeutics , Inc. 25 InnovaTIL - 04: Phase 2 Trial in Cervical Cancer Endpoints: • Primary: ORR as determined by BIRC • Secondary: safety and efficacy Study updates: • March 2019: Protocol amended to 59 total patients and ORR determined by BIRC • March 2019: Fast Track Designation • May 2019: Topline ASCO abstract update on Gen 2 patients • June 2019: Longer follow - up and additional analysis at ASCO presentation Recurrent, metastatic or persistent cervical carcinoma with 1 prior therapy Simon’s two - stage design Expanded cohort N=59

(1) The composition of the relevant patient population may differ between Iovance trials and published data for CPIs (USPI used) but serves as a point of reference for assessing the overall efficacy landscape for relevant therapies • N=27 • 44% ORR • 89% DCR at 3.5 months median study follow • 1 CR, 11 PRs (2 unconfirmed ) • CR being seeing in cervical cancer, similar to melanoma © 2019, Iovance Biotherapeutics , Inc. TIL Offers a Favorable Treatment for Cervical Cancer Patients 26 • Patients reported are exclusively Gen 2 manufacturing • ASCO presentation to include longer follow up • 2.6 mean prior therapies • Patient mean age 47 years old • TIL infused 28 x 10 9 • 6 median doses of IL - 2 administered • AE profile consistent with prior results ASCO Abstract Interim Data Update (Data as of February 2019) 14% 44% Cervical Cancer Keytruda in post - chemotherapy (1) LN - 145 ORR ORR

© 2019, Iovance Biotherapeutics , Inc. Recurrent, metastatic or persistent cervical carcinoma has no current standard of care Development Efforts in Recurrent, Metastatic or Persistent Cervical Carcinoma 27 (4) D’Souza et al. SGO 2019 (5) Yan, et al . Cancer Metastasis Rev . 2015 Agent ORR % ( N) Current Dev Status Prior Line of Tx Patient Characteristics Antibody - drug conjugate tisotumab vedotin (TV) ( Genmab /Seattle Genetics) 22% (N=35) (1) Phase 2 1+ Recurrent or metastatic cervical cancer that progressed on standard therapy (most had received at least two prior therapies ) Anti - PD - 1 AGEN2034 (Agenus) 11% (N=9) (2) Phase 2 1 + Patients must have relapsed after a platinum - containing doublet administered for treatment of advanced disease cemiplimab (Regeneron) 10% (N=10) (3) Phase 3 2+ Recurrent or metastatic cervical cancer resistant to, or intolerant of, platinum therapy TKI neratinib (Puma Biotechnology) 27% (N=11) (4) Phase 2 2 Metastatic HER2 - positive cervical cancer (percentage of HER2+ in cervical cancer is ~3.9%) (5) Cell therapies TIL (LN - 145) 44% (N=27) Phase 2 2.6 (mean) All patients progressed on or after chemotherapy (1) Hong et al. , SGO 2019 (2) Drescher, et al. ESMO 2018 (3) Rischin , D. et al. ESMO 2018

© 2019, Iovance Biotherapeutics, Inc. Head & Neck Cancer

(1) Global Burden of Disease Cancer Collaboration, Global, Regional, and National Cancer Incidence, Mortality, Years of Life Lost , Y ears Lived With Disability, and Disability - Adjusted Life - years for 29 Cancer Groups, 1990 to 2016: A Systematic Analysis for the Global Burden of Disease Study. JAMA Oncol. 2018 Nov 1;4(11):1553 - 1568. doi : 10.1001/jamaoncol.2018.2706 (2) https://seer.cancer.gov/ (3) The composition of the relevant patient population may differ between Iovance trials and published data for CPIs (USPI used) but serves as a point of reference for assessing the overall efficacy landscape for relevant therapies Head & Neck Cancer Facts Anti - PD - 1 immunotherapy as second line ( Opdivo and Keytruda) ORR 13 - 16% (3) New Cases WW each year (1) 694k 65k Diagnoses in U.S. each year (2) 303k 14k Deaths WW each year (1) Deaths in U.S. each year (2) Available care in first line: Chemotherapy & Immunotherapy © 2019, Iovance Biotherapeutics, Inc. Potential Market for Head & Neck Cancer 29

Incurable recurrent, metastatic, or persistent SCCHN with 1 prior therapy Simon’s two - stage design Expanded cohort N=47 Phase 2 study to evaluate the efficacy and safety of autologous Tumor Infiltrating Lymphocytes (LN - 145) for the treatment of patients with recurrent metastatic squamous cell carcinoma of the head and neck (NCT03083873) © 2019, Iovance Biotherapeutics , Inc. 30 C - 145 - 03: Phase 2 Trial in Head & Neck Cancer Endpoints: • Primary: ORR • Secondary: safety and efficacy Study updates: • Limited prior therapies to 1 - 3

© 2019, Iovance Biotherapeutics , Inc. TIL Offers a Favorable Treatment for Head & Neck Cancer Patients 31 • N=13 • 31% ORR • 4 PRs • DOR (min, max): 2.8, 7.6 months • Patients reported are a combination of Gen 1 and Gen 2 manufacturing process Treatment - Related Adverse Events (2) (≥40%), any grade N=13 (%) Chills 10 (77) Hypotension 8 (62) Hyponatremia 7 (54) Pyrexia 7 (54) Head & Neck Cancer 16% ORR 31% LN - 145 ORR Keytruda in post - chemotherapy (1) Baseline Demographics N= 13 (%) Prior therapies Median prior therapies (min, max) 3 (1, 5) Anti - PD - 1 11 (85) Anti - CTLA - 4 3 (23) Baseline number of target & non - target lesions >3 10 (77) October 2018 Interim Data Update (1) The composition of the relevant patient population may differ between Iovance trials and published data for CPIs (USPI used) but serves as a point of reference for assessing the overall efficacy landscap e for relevant therapies (2) Treatment - Emergent Adverse Events refer to all AEs starting on or after the first dose date of TIL up to 30 days

Melanoma PD - 1/PDL - 1 Naïve Melanoma Head & Neck Cohort 1: TIL+ Pembro N=12 Cohort 2: TIL+ Pembro N=12 Relapsed Refractory NSCLC NSCLC Cohort 3: TIL N=12 PD - 1/PDL - 1 Naïve Head & Neck Endpoints: • Primary: ORR and safety • Secondary: CR rate Study updates: • 16+ sites are activated globally • Sites in the U.S. and 5 additional countries • Additional cohort for LN - 145 in combination with pembro for NSCLC patients to be added A Phase 2, Multicenter Study of Autologous Tumor Infiltrating Lymphocytes (lifileucel or LN - 145) in Patients with Solid Tumors (NCT03645928) © 2019, Iovance Biotherapeutics , Inc. 32 TIL in Earlier Lines of Therapy in Combination with SOC

© 2019, Iovance Biotherapeutics , Inc. Research Focus into Next Generation TIL 33 Prepare or select more potent TIL • Use anti - 4 - 1BB, anti - OX40, or other co - stimulants in cocktails in ex vivo growth of TIL • License to uses of 4 - 1BB agonists obtained from Moffitt Cancer Center • Select more potent TIL Identify biomarkers to find a better TIL product or better patient population Expand the TIL platform into new indications • Bladder cancer (Roswell Park Cancer Institute) • IND for PBL in CLL (OSU collaboration) Genetically modify to make a more tumor - reactive TIL • Cellectis TALEN® collaboration • Phio RNAi collaboration

© 2019, Iovance Biotherapeutics , Inc. Iovance Biotherapeutics Global Reach and Scale 34 Iovance Biotherapeutics is headquartered in San Carlos, California and has > 110 global employees • 4 corporate office locations • 4 contract manufacturing locations • 1 Iovance manufacturing location to be announced San Carlos, CA New York City, NY Gosselies , BE Maastricht, NL Philadelphia, PA Zug, CH Tampa, FL Corporate Office Manufacturing Site Corporate Headquarters

In millions Common shares outstanding 123 Preferred shares 6 (1) Options 9 Cash, cash equivalents, short - term investments $440 Debt 0 (1) Preferred shares are shown on an as - converted basis © 2019, Iovance Biotherapeutics , Inc. Well Capitalized in Pursuit of TIL Commercialization 35

Demonstrate consistent, scalable, rapid proprietary manufacturing method Demonstrate activity in melanoma post - checkpoint inhibitor (difficult to treat patients) Align on registration pathway for melanoma with FDA Demonstrate activity in post - CPI cervical, head & neck tumors Secure new IP around TIL technology and manufacturing Explore therapeutic potential of TIL in other indications Define regulatory path for LN - 145 in cervical cancer with FDA Secure adequate financing providing 3 years of runway Present data from Gen 2 of cervical study at ASCO File new IND for new manufacturing process and/or new indications Present updated data in Cohort 2 for melanoma at ASCO Initiate building Iovance manufacturing facility First patient dosed in Cohort 4 for lifileucel in support of registration © 2019, Iovance Biotherapeutics , Inc. Achieved and Upcoming Milestones 36 x 2018 2019 x x x x x x

© 2019, Iovance Biotherapeutics, Inc. Thank you